MFS(R) TOTAL RETURN FUND

                      Supplement to the Current Prospectus



Effective February 17, 2004, the Portfolio Manager section of the prospectus is hereby restated as follows:

The fund is managed by a team of portfolio managers, headed by David M. Calabro. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Lisa B. Nurme, each an MFS Senior Vice President and a portfolio manager of the fund's equity portion, and Brooks Taylor, an MFS Vice President, also a portfolio manager of the fund's equity portion, along with Michael W. Roberge, an MFS Senior Vice President, and William J. Adams, a Vice President of MFS, and each a portfolio manager of the fund's fixed income securities. These individuals have been the fund's portfolio managers since: Mr. Calabro - 1995, Mr. Enright - 1999, Mr. Gorham - 2002, Mr. Mokas - 1998, Ms. Nurme - 1995, Mr. Roberge - 2002, Mr. Adams and Mr. Taylor - February 2004, and have been employed in the MFS investment management area since: Mr. Calabro - 1992, Mr. Enright - 1986, Mr. Gorham - 1992, Mr. Mokas - 1990, Ms. Nurme - 1987, Mr. Roberge and Mr. Taylor - 1996 and Mr. Adams -1997.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                The date of this Supplement is February 25, 2004.